UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 29, 2004

COMDIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9023	94-2443673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Road
Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 29, 2004, with the approval of our Audit Committee of the Board of Directors, Aidman, Piser & Company, P.A. was engaged by Comdial Corporation (the “Company”) as the Company’s Registered Independent Accounting Firm to audit the Company’s financial statements for its current year ending December 31, 2004.

During the preceding two fiscal years and the interim period through the date of this report, we had not consulted with Aidman, Piser & Company, P.A. on the application of accounting principles to a specified transaction, either completed or proposed, the type of opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or a reportable event (which, as previously reported, there were none).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMDIAL CORPORATION

By:	/s/ Kenneth M. Clinebell
Kenneth M. Clinebell
Chief Operating Officer
Chief Financial Officer and
Senior Vice President

Dated: December 29, 2004

3